UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010

The KEYW Holding Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-34891	27-1594952
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1334 Ashton Road, Suite A
Hanover, MD  21076
(Address of Principal Executive Offices) (Zip Code)

(443) 270-5300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

Purchase Agreement

Effective September 30, 2010, The KEYW Holding Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) relating to the sale of up to 10,456,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) in connection with the Company’s initial public offering of its Common Stock (the “IPO”) pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-167608) (the “Registration Statement”). Of such shares, 8,274,090 shares were offered by the Company, 825,910 shares were offered by selling stockholders identified in the Registration Statement, and up to an additional 1,365,000 shares were subject to the underwriters’ option to purchase from the Company, solely to cover over-allotments (the “Overallotment Option”).   Pursuant to the terms of the Purchase Agreement, the closing of the sale of all 10,456,000 Shares, including all shares subject to the Overallotment Option,  occurred on October 6, 2010.

The Company sold  9,639,090 shares in the IPO at the purchase price per share paid of $9.30 (the offering price to the public of $10.00 per share minus the underwriting discount). The Company received no proceeds from the sale of shares by the selling stockholders.  The Purchase Agreement includes certain customary representations, warranties and covenants by the Company, and it provides that the Company will indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or contribute to payments the underwriters may be required to make because of any of those liabilities.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2010, in connection with the closing of the IPO, the Company filed an Amended and Restated Articles of Incorporation (the “Restated Charter”) with the Maryland State Department of Assessments and Taxation.  The Restated Charter amended and restated the Company’s existing Articles of Incorporation in its entirety and became effective in connection with the closing of the IPO. The Amended and Restated Bylaws of the Company (the “Restated Bylaws”) became effective in connection with the closing of the IPO, which amended and restated the Company’s existing bylaws in their entirety.

A summary of the Restated Charter and the Restated Bylaws is described under the caption “Description of Capital Stock” in the Registration Statement, which summary is incorporated in this Form 8-K by reference.

The foregoing descriptions of the Restated Charter and the Restated Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Restated Charter and the Restated Bylaws, which are incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Executed Purchase Agreement dated September 30, 2010, among the Company, certain selling stockholders and the underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation of the Company.(1)

3.2	Amended and Restated Bylaws of the Company. (2)

(1)	Incorporated by reference to Exhibit 3.1 of the Registration Statement, and which is incorporated by reference herein.

(2)	Incorporated by reference to Exhibit 3.2 of the Registration Statement, and which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The KEYW Holding Corporation

Date: October 6, 2010	By:	/s/ Leonard E. Moodispaw
	Name:	Leonard E. Moodispaw
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Executed Purchase Agreement dated September 30, 2010, among the Company, certain selling stockholders and the underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation of the Company. (1)

3.2	Amended and Restated Bylaws of the Company. (2)

(1)	Incorporated by reference to Exhibit 3.1 of the Registration Statement, and which is incorporated by reference herein.

(2)	Incorporated by reference to Exhibit 3.2 of the Registration Statement, and which is incorporated by reference herein.